Exhibit 10.1.53

Amendment Four (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT FOUR (TO UNIFIED IN-FLIGHT CONNECTIVITY HARDWARE,

SERVICES AND MAINTENANCE AGREEMENT)

This Amendment Four (this “Amendment”) to the Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement, dated as of February 1, 2017, as previously amended (as so amended, the “Agreement”), by and between American Airlines, Inc. (“American”) and Gogo LLC (“Gogo”) (collectively the “Parties” and individually a “Party”), is made and entered into as of the November 15, 2018 (the “Effective Date”) and pertains to activities commencing March 1, 2018. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the Parties wish to extend the scope of the Agreement to include the installation of the 2Ku Solution and the provision of certain Gogo Services on [***] A319 aircraft being delivered to American, which installation requires the SOW set forth in Appendix B to accommodate the de-modification of the LiveTV system, and to amend certain terms of the Agreement solely with respect to these aircraft.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, American and Gogo agree as follows:

1.	Amendments to the Agreement.

A. The [***] A319 aircraft set forth in Appendix A below are hereby incorporated into the 2Ku Fleet subject to the terms set out in this Amendment. The chart set forth in Appendix A below is hereby incorporated into the Agreement as Exhibit A-1-B. The SOW to de-modify the LiveTV system from the subject aircraft is set forth in Appendix B hereto.

B. Section 1.1 (Shipset Pricing – 2Ku Solution). The first paragraph under the header “Credit” in Section 1.1 of Exhibit D to the Agreement is hereby amended by adding the following sentence at the end of the paragraph:

[***]

2.

Effectiveness of Agreement/Definitions. Except as specifically amended by this Amendment, the Agreement remains in full force and effect. All capitalized terms used but not defined herein shall have the respective meanings applied to them in the Agreement.

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Amendment Four (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the Effective Date.

GOGO LLC By: /s/ David Bijur Name: David Bijur Title: SVP, Airlines	AMERICAN AIRLINES, INC. By: /s/ Craig Barton Name: Craig Barton Title: VP Technical Services

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Amendment Four (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Appendix A

Additions to Exhibit A-1 (2Ku Fleet) as Exhibit A-1-B

[***]

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Amendment Four (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Appendix B

Statement of Work - A319 LiveTV De-Modification for American Airlines

Described within this SOW is the A319 LiveTV De-Modification project, which consists of the Gogo Services and deliverables to be provided by Gogo, the other Gogo responsibilities and the related American Airlines responsibilities in accordance with the terms of this SOW. To the extent there is any contradiction, inconsistency or ambiguity between the terms of this SOW and of the Agreement, this SOW will govern.

1.	Purpose

This Statement of Work defines the activities and requirements to be performed by Gogo and American Airlines to provide Engineering Services that will result in [***].

2.	Scope

A.	Gogo Obligations. Gogo shall provide the following for [***] of the incoming American Airlines Airbus A319 aircraft:

(i)	draft engineering instructions for de-modification work of the remaining LiveTV structure on each Aircraft;

(ii)	released engineering instructions for de-modification work of the remaining LiveTV structure on each Aircraft;

(iii)	instructions for Continued Airworthiness (ICAs) for the two engineering instructions recited above;

(iv)	FAA form 8110-3 approval for static ultimate strength and DTA prior to RTS (DTA approval for any repairs will come within 12 months after RTS);

(v)	commercially reasonable Engineering Services support for meetings and milestone events;

(vi)

upon American Airlines’ request in accordance with Section 2. B. 13) below, provide Engineering Services support for purposes other than meetings and milestone events at the rate agreed by the Parties; and

B.	American Obligations. American Airlines shall provide the following for the [***] incoming American Airlines Airbus A319 aircraft referenced above:

(i)	LiveTV Data – American Airlines will provide STC approved LiveTV installation drawings, MDL, ICAs, any removal procedures;

(ii)	feedback of draft revisions for work instructions (repair and/or alteration) to be provided within [***] of receipt;

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Amendment Four (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

(iii)	written approval of the repair scope as defined in the Gogo engineering draft documents. This is to include the separation between repair and alteration procedures as defined by Gogo engineering;

(iv)	written approval for the use of FAA 8110-3 approvals for the LiveTV work scope;

(v)

an opportunity for Gogo sustaining engineering to perform a survey of the Aircraft. This will include access to the crown and interior access of all the structure of the reportable areas of the Aircraft (per Assumptions.5);

(vi)

OEM repair parts, fabricated repair parts, and spares of OEM and fabricated repair parts. This specifically includes but is not limited to replacement frame sections for locations 53, 54, and 55, stringer sections at S-2L, S-3L, and S-2R, shear ties in-between S-5R and S-5L along FR 53, 54, and 55, frame splices and stringer splices, and external repair doublers, as needed;

(vii)	written requests for additional Gogo deliverables (if any) that will be utilized;

(viii)	deadlines for the Engineering Services;

(ix)	subject Aircraft serial numbers;

(x)	Airbus drawing access to the affected area on the subject Aircraft;

(xi)	latest revision of the A319 SRM;

(xii)	any deactivation paperwork of the LiveTV system; and

(xiii)	Gogo with at least 30 days prior written notice for Engineering Services support and pay for a minimum of 4 days of such support.

3.	Assumptions

1)

Any deviations in aircraft configuration that are not clearly communicated in writing by an authorized American employee are out of scope for this SOW and will be quoted separately at the time of occurrence.

2)	Any deviations from the Gogo engineering instructions caused by workmanship issues are out of scope for this SOW and will be quoted separately at the time of occurrence.

3)

Upon receipt and review of the above requested data, Gogo reserves the right to request more data as needed. When requested, data will be provided to Gogo from American Airlines within [***] or within a mutually agreed time if three days is not prudent.

4)

If an Airworthiness Directive (“AD”) is identified, Gogo will provide notice to American Airlines of such AD. The Parties shall discuss the impact of an AD to this SOW and amend this SOW as needed in view of the AD.

5)

Any repairs or modifications found within frames 44-56 and stringers 14-L to 14-R that could affect the accomplishment of the engineering instructions or the substantiation data is outside the scope of this quote. Once the repairs have been documented and submitted to Gogo, Gogo may revise this quote to include any additional engineering costs that are required.

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Amendment Four (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

6)

The Gogo engineering instructions will not provide any instructions for removing any LiveTV electrical or structural items outside of what is installed in the Gogo reportable area as defined in the Assumptions.

7)

The materials and information contained herein are confidential and proprietary to Gogo LLC and American Airlines, Inc. By accepting this document, each recipient agrees to use such materials and information solely for the purpose of development and execution of the A319 LiveTV De-Modification for American Airlines, as defined below, and shall hold such materials and information confidential and, except as required by law or with the consent of the other party, not disclose them to any other person.

4.	Other Terms

1)	Milestone Dates

Milestone	Date
EA Development	[***]
Provide Parts List	[***]
EA Rev 1 Release	[***]
EA Rev 2 Release	[***]
EA Drawing Release	[***]
EA Rev A Release	[***]
First LiveTV Demodification	[***]
Issuance and Release of 8110-3 for EA	[***]

2)

Commercial Terms for the performance under this SOW are set forth in Schedule 1 to this Appendix B. Gogo may invoice American Airlines for its work under this SOW upon execution of this SOW by the Parties. Payment terms in connection with this SOW shall be as set forth in Section 13.1 of the Agreement.

3)

Additional Aircraft may be added to this SOW per an American Airlines request and agreed modification to this SOW. Quotes for those Aircraft will be addressed as they are added. Modifications to this SOW that require additional Gogo resources or requests for additional Engineering Services, such as support services, not currently obligated under this SOW shall be the subject of a change order or amendment to this SOW.

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Amendment Four (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Schedule 1 to Appendix B

Unique Commercial Pricing for SOW

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